February 20, 2009

                      SURGEONS DIVERSIFIED INVESTMENT FUND

              Supplement to the Prospectus dated December 29, 2008

      Effective immediately, the Surgeons Diversified Investment Fund (the "Fund") has terminated the public offering of its shares. Shares of the Fund no longer are available for purchase.

The Fund's Board of Trustees has approved the mandatory redemption of all of the Fund's shares and the liquidation of the Fund as being in the best interests of the Fund and its shareholders. It is anticipated that all outstanding shares of the Fund will be redeemed and the Fund will discontinue operations on or about April 20, 2009.

Shareholders may continue to freely redeem their shares on each business day during the Fund's liquidation process. As part of this process, all of the Fund's portfolio securities will be liquidated in an orderly manner. As a result, the Fund's normal exposure to equity investments will be reduced and eventually eliminated and shareholders should not expect the Fund to achieve its stated investment objective.

As noted above, the Fund expects that the mandatory redemption of all of its remaining outstanding shares will occur on or about April 20, 2009. Any shareholder remaining in the Fund on such date will receive a liquidation distribution equal to the shareholder's proportionate interest in the remaining assets of the Fund and such proceeds will be mailed to the shareholder's address of record. During the liquidation phase representatives from the Fund's investment manager, Surgeons Asset Management, LLC ("SAM"), will be available to answer any questions regarding the closing. In addition, SAM will be contacting each shareholder by telephone, email and hard copy mail offering their assistance to shareholders. Representatives of SAM can be reached by calling 1-800-208-6070, press option 1.

This transaction will be considered for tax purposes a sale of Fund shares by shareholders, and shareholders should consult with their own tax advisors to ensure its proper treatment on their income tax returns. In addition, shareholders invested through an Individual Retirement Account (IRA) or other tax-deferred account should consult the rules regarding the reinvestment of these assets. In order to avoid a potential tax issue, shareholders may choose to authorize, prior to April 20, 2009, a direct transfer of their retirement account assets to another tax-deferred retirement account. Any assets held in such an account on April 20, 2009 will receive a liquidation distribution equal to the shareholder's proportionate interest in the remaining assets of the Fund and such distribution shall be mailed to the shareholder's address of record or to another address as directed by the shareholder. Typically, shareholders have 60 days from the date of the liquidation to invest the proceeds in another IRA or qualified retirement account; otherwise the liquidation proceeds may be required to be included in the shareholder's taxable income for the current tax year, possibly with an additional penalty for premature withdrawal from the qualified retirement account.

To redeem your shares, please phone 1-800-208-6070, press option 2.


          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
          ------------------------------------------------------------